UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/29/2014

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS August 29, 2014* Unaudited

	Shares	Value

Common Stocks—4.8%

Aeroflex Holding Corp.[1]	25,862	$273,103

Bally Technologies, Inc.[1]	4,357	345,466

Centrix Bank & Trust[1]	5,456	222,332

Chelsea Therapeutics, Inc.[1]	40,295	—

Chindex International, Inc.[1]	11,227	268,438

Cobra Electronics Corp.[1]	86,625	370,755

EME Reorganization Trust	260,360	36,450

Fortegra Financial Corp.[1]	36,426	359,525

Furiex Pharmaceuticals, Inc.[1]	2,446	11,949

Gentiva Health Services, Inc.[1]	2,858	51,644

Goldman Sachs Group, Inc. (The)	974	174,453

InterMune, Inc.[1]	5,043	370,408

International Rectifier Corp.[1]	9,201	362,519

Medical Action Industries, Inc.[1]	19,911	273,975

MICROS Systems, Inc.[1]	4,041	274,667

NRG Energy, Inc.	856	26,353

Pepco Holdings, Inc.	9,752	268,765

Peregrine Semiconductor Corp.[1]	29,819	371,247

Pike Corp.[1]	30,245	360,520

PokerTek, Inc.[1]	201,429	265,886

Protective Life Corp.	3,889	269,897

Santa Clara Valley Bank NA1	60,908	358,748

Sino Gas International Holdings, Inc.[1]	187,917	242,413

SP Bancorp, Inc.[1]	9,145	262,919

Teva Pharmaceutical Industries Ltd.[1]	940	—

Total Common Stocks (Cost $5,753,099)		5,822,432

	Principal Amount

Mortgage-Backed Obligations—0.5%

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 1.638%, 7/1/26[2]	$260,062	44,615
Series 2639, Cl. SA, 0.00%, 7/15/22[2,3]	4,249	17
Series 2815, Cl. PT, 0.00%, 11/15/32[2,3]	167,556	13,283
Series 2922, Cl. SE, 5.946%, 2/15/35[2]	26,563	5,262
Series 3005, Cl. WI, 0.00%, 7/15/35[2,3]	31,202	1,008
Series 3031, Cl. BI, 1.131%, 8/15/35[2]	335,369	63,918
Series 3201, Cl. SG, 5.231%, 8/15/36[2]	147,086	24,294
Series 3606, Cl. SN, 3.081%, 12/15/39[2]	173,676	26,708

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 6.009%, 5/25/33[2]	65,928	12,528
Series 2003-52, Cl. NS, 2.496%, 6/25/23[2]	96,774	12,534
Series 2004-56, Cl. SE, 11.177%, 10/25/33[2]	125,855	21,972
Series 2005-12, Cl. SC, 7.956%, 3/25/35[2]	13,433	2,235
Series 2005-14, Cl. SE, 21.27%, 3/25/35[2]	220,254	36,563
Series 2005-6, Cl. SE, 15.051%, 2/25/35[2]	239,977	45,048
Series 2005-87, Cl. SE, 12.121%, 10/25/35[2]	166,844	27,180
Series 2006-53, Cl. US, 9.516%, 6/25/36[2]	131,504	21,960
Series 2007-88, Cl. XI, 21.394%, 6/25/37[2]	246,346	37,306
Series 2010-116, Cl. BI, 0.00%, 8/25/20[2,3]	399,003	32,961
Series 2011-96, Cl. SA, 4.131%, 10/25/41[2]	654,934	108,133

1	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 5.41%, 10/16/29[2]	$255,110	$55,001

Total Mortgage-Backed Obligations (Cost $645,885)		592,526

Non-Convertible Corporate Bonds and Notes—27.8%

Consumer Discretionary—2.9%

Auto Components—0.3%

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	350,000	366,625

Automobiles—0.2%

Chrysler Group LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	250,000	280,625

Diversified Consumer Services—0.2%

Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[4]	250,000	257,500

Hotels, Restaurants & Leisure—0.4%

Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18	250,000	64,750

MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	234,500

Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[4]	200,000	204,000

		503,250

Media—1.3%

CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	350,000	373,187

Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21	350,000	364,437

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	250,000	265,925

Numericable Group SA, 6% Sr. Sec. Nts., 5/15/22[4]	250,000	257,813

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[4]	250,000	268,750

		1,530,112

Multiline Retail—0.3%

Sears Holdings Corp., 6.625% Sec. Nts., 10/15/18	350,000	320,250

Specialty Retail—0.2%

Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[4]	200,000	209,500

Consumer Staples—1.6%

Food Products—1.6%

Big Heart Pet Brands, 7.625% Sr. Unsec. Nts., 2/15/19	173,000	178,839

Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[4]	1,000,000	1,019,700

MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[4]	500,000	425,000

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	350,000	368,375

		1,991,914

Energy—3.9%

Energy Equipment & Services—0.4%

CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	225,000	246,938

2	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	$250,000	$256,875

		503,813

Oil, Gas & Consumable Fuels—3.5%

Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	250,000	264,375

Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[4]	450,000	444,375

Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21	250,000	166,875

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22[4]	250,000	262,187

Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	200,000	194,000
5.50% Sr. Sub. Nts., 5/1/22	100,000	102,625

Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	350,000	406,875

EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	350,000	396,375

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	264,375

Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	200,000	214,500

NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[4]	300,000	312,000

Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[4]	450,000	423,000

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	250,000	265,000

SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	527,500

		4,244,062

Financials—5.7%

Capital Markets—0.3%

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	350,000	383,250

Commercial Banks—2.8%

Banco BMG SA, 8.875% Sub. Nts., 8/5/20[4]	550,000	578,188

Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[4,5,6]	300,000	325,500

Banco Pan SA, 8.50% Sub. Nts., 4/23/20[4]	425,000	476,000

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	350,000	355,688

HBOS plc, 6.75% Sub. Nts., 5/21/18[4]	200,000	229,550

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[4,5]	450,000	472,500

Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	250,000	273,858

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[4]	500,000	480,625

Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[4]	200,000	215,690

		3,407,599

Consumer Finance—0.3%

Navient LLC, 8.45% Sr. Unsec. Nts., 6/15/18	250,000	291,550

Diversified Financial Services—0.9%

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[4]	700,000	764,750

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20	350,000	358,750

		1,123,500

Real Estate Investment Trusts (REITs)—0.3%

Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	363,233

3	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Real Estate Management & Development—1.1%

Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[4]	$500,000	$522,500

Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[4]	250,000	238,750

Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[4]	500,000	521,875

		1,283,125

Health Care—1.9%

Health Care Equipment & Supplies—0.5%

Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20	250,000	269,687

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	250,000	279,688

		549,375

Health Care Providers & Services—1.0%

CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19	250,000	272,500

DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	300,000	321,000

Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	500,000	576,875

		1,170,375

Pharmaceuticals—0.4%

Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[4]	500,000	525,000

Industrials—1.8%

Aerospace & Defense—0.2%

Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[4]	250,000	257,500

Construction & Engineering—0.3%

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[4]	335,000	338,350

Machinery—0.4%

Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[4]	250,000	261,250

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	260,312

		521,562

Trading Companies & Distributors—0.9%

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	270,000

International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	200,000	229,375

United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	500,000	563,750

		1,063,125

Information Technology—2.2%

Communications Equipment—0.5%

Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	250,000	245,625

Avaya, Inc.:
7.00% Sr. Sec. Nts., 4/1/19[4]	250,000	250,000
10.50% Sec. Nts., 3/1/21[4]	100,000	92,250

		587,875

4	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Electronic Equipment, Instruments, & Components—0.2%

CDW LLC/CDW Finance Corp., 8.50% Sr. Unsec. Nts., 4/1/19	$200,000	$216,000

IT Services—0.6%

First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	200,000	245,000

Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[4]	500,000	520,000

		765,000

Software—0.7%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[4]	200,000	216,750

Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[7]	200,000	213,000

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[4]	200,000	203,000

Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	200,000	220,750

		853,500

Technology Hardware, Storage & Peripherals—0.2%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[4]	250,000	264,375

Materials—4.0%

Chemicals—0.8%

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	250,000	260,000

Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	250,000	235,000

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	450,000	483,750

		978,750

Construction Materials—0.6%

Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[4]	750,000	781,875

Containers & Packaging—0.2%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	250,000	262,500

Metals & Mining—2.4%

ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[4]	250,000	260,742

AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20	250,000	281,562

CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[4]	700,000	735,700

Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[4]	200,000	187,500

First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[4]	143,000	149,078
7.00% Sr. Unsec. Nts., 2/15/21[4]	143,000	150,865

FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[4]	250,000	274,687

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	250,000	277,813

Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[4]	500,000	522,500

		2,840,447

Telecommunication Services—3.5%

Diversified Telecommunication Services—1.7%

CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	250,000	265,000

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[4]	250,000	263,750

5	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	$250,000	$291,875

Level 3 Financing, Inc., 8.125% Sr. Unsec. Nts., 7/1/19	250,000	271,875

Nara Cable Funding Ltd., 8.875% Sr. Sec. Nts., 12/1/18[4]	200,000	212,250

T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	250,000	264,375

Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[4]	500,000	496,250

		2,065,375

Wireless Telecommunication Services—1.8%

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[4]	200,000	217,000

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[4]	250,000	226,250

NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	250,000	38,750

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[4]	500,000	496,250

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23[4]	350,000	376,250

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748% Sr. Unsec. Nts., 2/2/21[4]	300,000	304,500

VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[4]	250,000	226,525
7.504% Sr. Unsec. Nts., 3/1/22[4]	250,000	248,448

		2,133,973

Utilities—0.3%

Electric Utilities—0.3%

FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	250,000	304,616

Total Non-Convertible Corporate Bonds and Notes (Cost $33,256,145)		33,539,481

Corporate Loan—0.2%

Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.25%, 6/6/16[5] (Cost $278,341)	276,388	277,741

Event-Linked Bonds—13.9%

Earthquake—2.0%

Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.52%, 5/3/16[5,7]	356,000	356,400

Embarcadero Reinsurance Ltd. Catastrophe Linked Nts., 7.401%, 2/13/15[4,5]	250,000	252,850

Golden State Re Ltd. Catastrophe Linked Nts., 3.77%, 1/8/15[4,5]	250,000	251,750

Kibou Ltd. Catastrophe Linked Nts., 5.27%, 2/16/15[4,5]	250,000	254,050

Kizuna II Re Ltd.Catastrophe Linked Nts.:
2.27%, 4/6/18[5,7]	250,000	251,537
2.52%, 4/6/18[5,7]	250,000	252,413

Lakeside Re III Ltd. Catastrophe Linked Nts., 8.02%, 1/8/16[4,5]	250,000	264,456

Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.02%, 4/7/17[5,7]	250,000	251,088

MultiCat Mexico Ltd. 2012-I Class A Catastrophe Linked Nts., 8.02%, 12/4/15[4,5]	250,000	256,981

		2,391,525

Longevity—0.4%

Vita Capital IV Ltd. Catastrophe Linked Nts., 3.876%, 1/15/16[4,5]	250,000	256,425

Vita Capital V Ltd. Catastrophe Linked Nts., 3.426%, 1/15/17[4,5]	250,000	258,513

		514,938

6	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Multiple Event—5.8%

Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.425%, 1/17/19[4,5]		$500,000	$516,125

Blue Danube II Ltd. Catastrophe Linked Nts., 4.273%, 5/23/16[4,5]		297,000	304,403

Blue Danube Ltd. Catastrophe Linked Nts., 6.007%, 4/10/15[4,5]		250,000	254,800

Caelus Re 2013 Ltd. Catastrophe Linked Nts., 6.87%, 4/7/17[4,5]		410,000	429,659

Citrus Re Ltd. Catastrophe Linked Nts., 4.27%, 4/18/17[4,5]		250,000	251,187

Combine Re Ltd.Catastrophe Linked Nts.:
4.52%, 1/7/15[4,5]		250,000	252,875
10.02%, 1/7/15[4,5]		275,000	282,562
17.77%, 1/7/15[4,5]		250,000	260,850

Compass Re Ltd. Catastrophe Linked Nts., 9.02%, 1/8/15[4,5]		250,000	252,500

East Lane Re Ltd. Catastrophe Linked Nts., 6.67%, 3/13/15[4,5]		250,000	254,600

East Lane Re VI Ltd. Catastrophe Linked Nts., 2.77%, 3/14/18[4,5]		250,000	249,237

Kilimanjaro Re Ltd.Catastrophe Linked Nts.:
4.52%, 4/30/18[4,5]		250,000	251,087
4.77%, 4/30/18[4,5]		250,000	253,662

Mona Lisa Re Ltd. Catastrophe Linked Nts., 7.32%, 7/7/17[4,5]		250,000	264,712

Mystic Re Ltd. Catastrophe Linked Nts., 12.02%, 3/12/15[4,5]		250,000	258,275

Mythen Re Ltd. Catastrophe Linked Nts., 11.003%, 5/7/15[4,5]		250,000	263,075

Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts., 8.92%, 12/6/15[4,5]		250,000	260,700

Residential Reinsurance 2012 Ltd.Catastrophe Linked Nts.:
4.52%, 12/6/16[4,5]		250,000	257,513
8.02%, 6/6/16[4,5]		250,000	271,638

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 5.27%, 12/6/17[4,5]		250,000	252,613

Riverfront Re Ltd. Catastrophe Linked Nts., 4.02%, 1/6/17[4,5]		250,000	246,863

Sanders Re Ltd.Catastrophe Linked Nts.:
3.02%, 5/25/18[4,5]		250,000	250,688
3.92%, 6/7/17[4,5]		250,000	252,438

Tradewynd Re Ltd. Catastrophe Linked Nts., 7.02%, 1/9/17[4,5]		300,000	310,125

VenTerra Re Ltd. Catastrophe Linked Nts., 3.77%, 1/9/17[4,5]		250,000	257,313

			6,959,500

Other—0.8%

Kortis Capital Ltd. Catastrophe Linked Nts., 5.046%, 1/15/17[4,5]		250,000	261,262

Vitality Re IV Ltd. Catastrophe Linked Nts., 3.77%, 1/9/17[4,5]		250,000	259,863

Vitality Re V Ltd. Catastrophe Linked Nts., 1.77%, 1/7/19[5,7]		500,000	502,875

			1,024,000

Windstorm—4.9%

Alamo Re Ltd. Catastrophe Linked Nts., 6.37%, 6/7/17[4,5]		250,000	255,850

Aozora Re Ltd. Catastrophe Linked Nts., 2.02%, 4/7/17[4,5]	JPY	25,500,000	246,189

Armor Re Ltd. Catastrophe Linked Nts., 4.02%, 12/15/16[4,5]		500,000	499,412

Atlas VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[4,5]	EUR	250,000	329,703

Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[4,5]	EUR	250,000	328,816

East Lane Re V Ltd. Catastrophe Linked Nts., 10.77%, 3/16/16[4,5]		250,000	271,431

Everglades Re Ltd. Catastrophe Linked Nts., 7.52%, 4/28/17[4,5]		250,000	254,987

Foundation Re III Ltd. Catastrophe Linked Nts., 5.02%, 2/25/15[4,5]		350,000	353,990

Gator Re Ltd. Catastrophe Linked Nts., 6.52%, 1/9/17[4,5]		250,000	253,062

Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[4,5]	EUR	319,000	421,372

Ibis Re II Ltd. Catastrophe Linked Nts., 4.02%, 6/28/16[4,5]		255,000	259,188

Lion I Re Ltd. Catastrophe Linked Nts., 1.62%, 4/28/17[4,5]	EUR	250,000	328,980

7	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Windstorm (Continued)

Longpoint Re Ltd. Catastrophe Linked Nts., 6.02%, 6/12/15[4,5]	$250,000	$256,650

MultiCat Mexico Ltd. 2012 Catastrophe Linked Nts., 7.52%, 12/4/15[4,5]	250,000	255,481

MultiCat Mexico Ltd. 2012-I Class A Catastrophe Linked Nts., 7.77%, 12/4/15[4,5]	250,000	258,181

Pelican Re Ltd.Catastrophe Linked Nts.:
6.02%, 5/15/17[4,5]	250,000	260,588
13.77%, 4/13/15[4,5]	250,000	262,825

Queen City Re Catastrophe Linked Nts., 3.52%, 1/6/17[4,5]	250,000	249,213

Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.52%, 6/8/16[4,5]	262,000	264,627

Tar Heel Re Ltd. Catastrophe Linked Nts., 8.52%, 5/9/16[4,5]	250,000	262,463

		5,873,008

Total Event-Linked Bonds (Cost $16,552,957)		16,762,971

	Shares

Investment Companies—11.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[8,9]	1,798,696	1,798,696

Oppenheimer Master Loan Fund, LLC[8]	393,018	5,732,949

PowerShares Senior Loan Portfolio Exchange Traded Fund	235,315	5,819,340

Total Investment Companies (Cost $13,510,673)		13,350,985

	Principal Amount

Short-Term Notes—33.8%

United States—33.8%
United States Treasury Bills:
0.025%, 9/4/14[10,11]	$30,734,000	30,733,958
0.052%, 1/22/15[11,12]	10,000,000	9,999,060

Total Short-Term Notes (Cost $40,731,946)		40,733,018

Total Investments, at Value (Cost $110,729,046)	92 .1%	111,079,154

Net Other Assets (Liabilities)	7 .9	9,545,294

Net Assets	100 .0%	$120,624,448

Footnotes to Consolidated Statement of Investments

*	August 29, 2014 represents the last business day of the Fund’s reporting period. See accompanying Consolidated Notes.

1.	Non-income producing security.

2.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $592,526 or 0.49% of the Fund’s net assets as of August 29, 2014.

3.	Interest rate is less than 0.0005%.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $33,117,306 or 27.45% of the Fund’s net assets as of August 29, 2014.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

7.	Restricted security. The aggregate value of restricted securities as of August 29, 2014 was $1,827,313, which represents 1.51% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21	4/25/14	$214,067	$213,000	$(1,067)
Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.52%, 5/3/16	4/18/13	356,000	356,400	400
Kizuna II Re Ltd. Catastrophe Linked Nts., 2.27%, 4/6/18	2/28/14	250,000	251,537	1,537
Kizuna II Re Ltd. Catastrophe Linked Nts., 2.52%, 4/6/18	7/1/14	251,921	252,413	492
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.02%, 4/7/17	3/18/14	250,000	251,088	1,088
Vitality Re V Ltd. Catastrophe Linked Nts., 1.77%, 1/7/19	1/17/14	500,000	502,875	2,875

		$1,821,988	$1,827,313	$5,325

8.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 29, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 30, 2014[a]	Gross Additions	Gross Reductions	Shares August 29, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	—	65,030,620	63,231,924	1,798,696
Oppenheimer Master Loan Fund, LLC	292,592	100,426	—	393,018

	Value	Income		Realized Gain

Oppenheimer Institutional Money Market Fund, Cl. E	$1,798,696	$1,002		$—
Oppenheimer Master Loan Fund, LLC	5,732,949	70,144	[b]	33,495	[b]

Total	$7,531,645	$71,146		$33,495

a. May 30, 2014 represents the last business day of the Fund’s 2014 fiscal year. See accompanying Consolidated Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

9.	Rate shown is the 7-day yield as of August 29, 2014.

10.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $461,000. See accompanying Consolidated Notes.

11.	Zero coupon bond reflects effective yield on the date of purchase.

12.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,499,671. See accompanying Consolidated Notes.

9	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$85,772,362	77.2%
Brazil	3,473,437	3.1
Cayman Islands	2,398,328	2.2
Russia	2,207,090	2.0
Supranational	1,915,604	1.7
India	1,792,813	1.6
Mexico	1,591,269	1.4
China	1,525,538	1.4
Turkey	1,192,565	1.1
Bermuda	1,118,490	1.0
Barbados	764,750	0.7
United Kingdom	764,659	0.7
Japan	758,000	0.7
Luxembourg	730,687	0.7
France	679,184	0.6
Eurozone	658,519	0.6
Ukraine	612,500	0.5
Canada	557,442	0.5
Ireland	541,230	0.5
Venezuela	423,000	0.4
Colombia	355,687	0.3
South Africa	281,562	0.3
Australia	274,688	0.2
Chile	268,750	0.2
Jamaica	217,000	0.2
Macau	204,000	0.2
Israel	—	—

Total	$111,079,154	100.0%

Forward Currency Exchange Contracts as of August 29, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	01/2015	AUD	255	USD	225	$10,755	$—
BAC	01/2015	CHF	160	USD	180	—	5,857
BAC	01/2015	JPY	109,000	USD	1,066	—	16,624
BAC	01/2015	USD	1,196	AUD	1,385	—	83,973
BAC	01/2015	USD	347	GBP	210	—	1,305
BAC	01/2015	USD	1,318	TRY	3,040	—	43,940
BOA	01/2015	CAD	1,260	USD	1,175	—	19,994
BOA	01/2015	EUR	40	USD	55	—	2,881
BOA	01/2015	JPY	122,000	USD	1,199	—	25,354
BOA	01/2015	KRW	3,609,000	USD	3,530	10,068	936
BOA	01/2015	NZD	3,035	USD	2,561	—	56,206
BOA	01/2015	USD	1,177	CHF	1,050	31,691	—
BOA	01/2015	USD	1,167	HUF	268,000	53,752	—
BOA	12/2014 - 01/2015	USD	2,615	JPY	266,000	56,222	—
BOA	01/2015	USD	2,320	KRW	2,402,000	—	35,219
BOA	01/2015	USD	1,420	NZD	1,690	26,159	—
BOA	01/2015	USD	1,162	SEK	7,940	25,966	—
BOA	01/2015	USD	1,137	TRY	2,510	7,984	—
CITNA-B	01/2015	CAD	1,730	USD	1,565	20,979	267

10	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

CITNA-B	01/2015	EUR	3,090	USD	4,179	$—	$114,846
CITNA-B	01/2015	GBP	980	USD	1,610	14,558	313
CITNA-B	01/2015	TRY	4,920	USD	2,240	—	27,295
CITNA-B	01/2015	USD	4,652	CAD	5,125	—	46,548
CITNA-B	01/2015	USD	2,477	EUR	1,825	76,148	—
CITNA-B	01/2015	USD	1,355	GBP	805	20,916	40
CITNA-B	01/2015	USD	84	HUF	20,000	873	—
CITNA-B	01/2015	USD	557	JPY	58,000	53	1,626
CITNA-B	01/2015	USD	44	NOK	270	164	—
CITNA-B	01/2015	USD	116	TRY	260	—	1,074
CITNA-B	01/2015	USD	1,439	ZAR	16,030	—	27,124
CITNA-B	01/2015	ZAR	28,510	USD	2,586	24,368	—
DEU	01/2015	AUD	1,250	USD	1,157	465	—
DEU	01/2015	CHF	2,310	USD	2,597	—	77,063
DEU	01/2015	EUR	4,005	USD	5,517	—	249,280
DEU	01/2015	JPY	241,000	USD	2,377	—	58,595
DEU	01/2015	TRY	3,040	USD	1,352	10,310	—
DEU	01/2015	USD	2,619	CHF	2,350	55,099	—
DEU	01/2015	USD	1,138	EUR	831	45,421	—
DEU	01/2015	USD	2,368	JPY	241,000	49,516	—
DEU	01/2015	USD	1,166	NOK	7,230	4,858	—
DEU	01/2015	USD	63	SEK	440	556	—
DEU	01/2015	USD	2,186	TRY	4,860	226	—
GSCO-OT	01/2015	AUD	175	USD	160	1,630	—
GSCO-OT	01/2015	EUR	340	USD	470	—	22,459
GSCO-OT	01/2015	USD	170	AUD	195	—	9,924
GSCO-OT	10/2014	USD	74	BRL	170	—	1,418
GSCO-OT	01/2015	USD	4,258	EUR	3,120	153,813	—
GSCO-OT	01/2015	USD	1,060	JPY	108,000	20,450	—
JPM	01/2015	GBP	435	USD	728	—	6,391
JPM	01/2015	KRW	33,000	USD	32	183	—
JPM	10/2014	USD	1,154	BRL	2,620	—	6,294
JPM	01/2015	USD	703	GBP	430	—	9,601
JPM	01/2015	USD	4,530	ZAR	50,060	—	61,728
JPM	01/2015	ZAR	24,920	USD	2,259	27,167	—
MSCO	01/2015	AUD	1,500	USD	1,288	99,209	—
MSCO	01/2015	CHF	155	USD	173	—	3,373
MSCO	01/2015	JPY	151,000	USD	1,495	—	41,759
MSCO	01/2015	MXN	30,400	USD	2,314	—	7,884
MSCO	01/2015	USD	2,353	AUD	2,565	—	20,840
MSCO	01/2015	USD	49	CHF	45	129	—
MSCO	01/2015	USD	1,178	EUR	865	40,316	—
MSCO	01/2015	USD	3,494	MXN	46,400	1,176	26,289
MSCO	01/2015	USD	2,339	NZD	2,805	22,042	60
RBS	01/2015	CAD	845	USD	757	17,800	—
RBS	01/2015	EUR	2,870	USD	3,915	—	140,004
RBS	01/2015	GBP	690	USD	1,180	—	35,807
RBS	01/2015	JPY	341,000	USD	3,347	—	66,007
RBS	01/2015	USD	322	AUD	350	—	1,180
RBS	01/2015	USD	36	CAD	40	—	270
RBS	01/2015	USD	322	CHF	285	11,069	—

11	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

RBS	01/2015	USD	7,847	EUR	5,700	$349,934	$—
RBS	01/2015	USD	2,330	GBP	1,390	25,304	—
RBS	01/2015	USD	4,338	JPY	443,000	75,314	—

Total Unrealized Appreciation and Depreciation						$1,392,643	$1,357,648

Futures Contracts as of August 29, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Aluminum*	LME	Sell	9/15/14	13	$676,487	$(34,131)
CAC40 10 EURO Index	PAR	Sell	9/19/14	242	13,927,344	(680,799)
CBOE Volatility Index	CBE	Sell	10/21/14	93	1,353,150	(38,864)
Coffee “C”*	NYB	Buy	12/18/14	8	603,600	(26,507)
Corn*	CBT	Buy	12/12/14	35	638,313	(710)
FTSE 100 Index	LIF	Sell	9/19/14	128	14,453,133	(169,861)
Gas Oil*	NYM	Sell	9/30/14	6	660,971	(188)
Gold (100 oz.) *	CMX	Buy	10/29/14	5	643,250	(3,960)
Lead*	LME	Sell	9/15/14	11	614,144	(4,268)
Lean Hogs*	CME	Sell	10/14/14	15	588,750	29,572
S&P 500 E-Mini Index	CME	Buy	9/19/14	184	18,412,880	588,777
S&P/TSE 60 Index	MON	Sell	9/18/14	3	495,153	(17,195)
Silver*	CMX	Buy	12/29/14	6	584,760	(32,951)
Soybean*	CBT	Buy	11/14/14	12	614,550	(24,642)
SPI 200 Index	SFE	Sell	9/18/14	27	3,539,787	(146,514)
United States Treasury Long Bonds	CBT	Buy	12/19/14	44	6,164,125	17,391
United States Treasury Nts., 10 yr.	CBT	Sell	12/19/14	2	251,563	(699)
United States Treasury Nts., 2 yr.	CBT	Sell	12/31/14	11	2,409,516	(162)
WTI Crude Oil*	NYM	Sell	9/22/14	7	671,720	4,067

						$(541,644)

*All	or a portion of this security is owned by the Subsidiary. See accompanying Consolidated Notes.

Over-the-Counter Credit Default Swaps at August 29, 2014

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Alcoa, Inc.	CITNA-B	Sell	1.000%	9/20/19	USD	2,950	$47,000	$(50,849)

Campbell Soup Co.	JPM	Buy	1.000	9/20/19	USD	2,940	32,707	(47,311)

Carnival Corp.	BOA	Buy	1.000	9/20/19	USD	2,950	52,384	(59,581)

CBS Corp.	BNP	Buy	1.000	9/20/19	USD	2,940	32,707	(56,598)

CDX.HY.22	BAC	Buy	5.000	6/20/19	USD	12,000	787,405	(1,035,870)

Eastman Chemical Co.	BAC	Buy	1.000	9/20/19	USD	2,940	26,945	(47,937)

Expedia, Inc.	CITNA-B	Sell	1.000	9/20/19	USD	2,940	7,906	5,446

Ford Motor Co.	DEU	Sell	1.000	9/20/19	USD	2,950	(24,188)	23,838

Genworth Holdings, Inc.	CITNA-B	Buy	1.000	9/20/19	USD	2,940	(69,473)	54,420

Hewlett-Packard Co.	GSG	Sell	1.000	9/20/19	USD	2,940	(25,784)	47,829

12	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Hillshire Brands Co. (The)	CITNA-B	Sell	1.000%	9/20/19	USD	2,230	$(74,586)	$83,007

Hillshire Brands Co. (The)	CITNA-B	Sell	1.000	9/20/19	USD	720	(26,487)	28,680

Johnson Controls, Inc.	BAC	Buy	1.000	9/20/19	USD	2,940	50,110	(69,210)

Lockheed Martin Corp.	BAC	Sell	1.000	9/20/19	USD	2,940	(110,586)	122,021

Nabors Industries, Inc.	BOA	Sell	1.000	9/20/19	USD	2,950	(42,121)	26,347

Southwest Airlines Co.	GSG	Sell	1.000	9/20/19	USD	2,940	(48,352)	60,365

Starwood Hotels & Resorts Worldwide, Inc.	CITNA-B	Buy	1.000	9/20/19	USD	2,940	44,293	(61,763)

Time Warner, Inc.	CITNA-B	Sell	1.000	9/20/19	USD	2,940	(82,236)	90,950

Transocean, Inc.	BAC	Buy	1.000	9/20/19	USD	2,940	(99,067)	121,325

Tyson Foods, Inc.	BNP	Buy	1.000	9/20/19	USD	2,950	24,319	(43,123)

Xerox Corp.	DEU	Sell	1.000	9/20/19	USD	2,940	(19,706)	32,499

Yum! Brands, Inc.	CITNA-B	Buy	1.000	9/20/19	USD	2,940	55,218	(73,292)

Total Over-the-Counter Credit Default Swaps							$538,408	$(848,807)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$29,440,000	$—	BBB- to A-

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund

Cleared Interest Rate Swaps at August 29, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Pay	Six-Month GBP BBA LIBOR	2.850%	7/2/24	GBP	5,160	$373,080

BAC	Receive	Six-Month JPY BBA LIBOR	0.710	7/3/24	JPY	898,000	(99,560)

BAC	Pay	Three-Month USD BBA LIBOR	2.640	7/3/24	USD	8,845	160,011

BAC	Receive	Six-Month CHF BBA LIBOR	1.010	7/3/24	CHF	7,850	(200,963)

Total Cleared Interest Rate Swaps							$232,568

13	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps at August 29, 2014

Reference Asset	Counterparty	Pay/Receive Total Return	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/11/15	AUD	6,366	$293,902

CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 30 basis points	4/8/15	CAD	6,048	281,268

DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/6/15	USD	8,485	387,268

DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR minus 30 basis points	2/6/15	USD	8,419	(419,533)

GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	8/13/15	HKD	46,760	101,784

GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	7/8/15	USD	20,053	704,378

HIU4 Index	GSG	Pay	No Floating Rate	10/9/14	HKD	26,327	52,838

MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	7/8/15	EUR	10,214	505,050

MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	7/8/15	GBP	8,370	371,041

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 5 basis points	7/7/15	USD	20,259	(794,565)

Total Over-the-Counter Total Return Swaps							$1,483,431

Over-the-Counter Volatility Swaps at August 29, 2014

Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value

AUD/JPY spot exchange rate	MOS-A	Pay	$5.350	9/8/14	AUD	4,200	$392

AUD/JPY spot exchange rate	MOS-A	Pay	5.200	9/8/14	AUD	4,200	(235)

AUD/JPY spot exchange rate	JPM	Pay	5.550	9/8/14	AUD	4,200	628

AUD/JPY spot exchange rate	BOA	Pay	5.750	9/8/14	AUD	4,200	2,118

CAD/JPY spot exchange rate	BOA	Pay	5.600	9/5/14	CAD	4,200	1,777

EUR/NZD spot exchange rate	BOA	Pay	6.500	9/29/14	EUR	3,000	3,824

EUR/NZD spot exchange rate	CITNA-B	Pay	6.300	9/29/14	EUR	3,000	3,548

GBP/CHF spot exchange rate	DEU	Receive	5.100	9/15/14	GBP	2,300	1,260

GBP/USD spot exchange rate	BOA	Pay	4.500	9/11/14	USD	3,900	(390)

iShares MSCI Emerging Markets	GSG	Receive	295.840	10/3/14	USD	748	(87,516)

iShares MSCI Emerging Markets	GSG	Pay	286.625	10/6/14	USD	761	98,930

iShares MSCI Emerging Markets	GSG	Receive	277.473	10/7/14	USD	773	(71,966)

iShares MSCI Emerging Markets	GSG	Pay	282.240	10/3/14	USD	766	113,215

14	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Volatility Swaps (Continued)

Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value

iShares MSCI Emerging Markets	GSG	Receive	$300.329	10/6/14	USD	743	$(88,268)

iShares MSCI Emerging Markets	GSG	Pay	264.307	10/7/14	USD	792	43,006

iShares MSCI Emerging Markets	GSG	Pay	275.560	10/9/14	USD	775	111,833

iShares MSCI Emerging Markets	GSG	Receive	289.000	10/8/14	USD	757	(76,003)

iShares MSCI Emerging Markets	GSG	Pay	275.560	10/8/14	USD	775	108,500

iShares MSCI Emerging Markets	GSG	Receive	289.000	10/9/14	USD	757	(73,580)

NZD/CHF spot exchange rate	JPM	Pay	6.350	9/25/14	NZD	4,600	(693)

NZD/CHF spot exchange rate	DEU	Pay	6.750	9/26/14	NZD	4,600	423

NZD/CHF spot exchange rate	BOA	Pay	6.670	10/2/14	NZD	4,700	—

NZD/CHF spot exchange rate	JPM	Pay	6.460	9/19/14	NZD	4,600	1,077

NZD/JPY spot exchange rate	BOA	Pay	7.000	9/16/14	NZD	4,600	4,232

NZD/JPY spot exchange rate	BOA	Pay	7.500	9/12/14	NZD	4,600	6,772

NZD/JPY spot exchange rate	GSG	Pay	6.900	9/16/14	NZD	4,600	3,463

USD/JPY spot exchange rate	JPM	Pay	5.250	9/18/14	USD	3,900	(234)

USD/NOK spot exchange rate	JPM	Pay	7.420	10/2/14	USD	3,900	1,326

USD/SEK spot exchange rate	RBS	Pay	7.100	9/30/14	USD	3,900	(156)

Total Over-the-Counter Volatility Swaps							$107,283

*	Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)

15	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary: (Continued)

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
MSCI	Morgan Stanley Capital International

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

16	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS August 29, 2014 Unaudited

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At August 29, 2014, the Fund owned 10,000 shares with a market value of $6,403,905.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

17	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily

18	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

19	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as

20	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of August 29, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks	$5,810,483	$11,949	$—	$5,822,432
Mortgage-Backed Obligations	—	592,526	—	592,526
Non-Convertible Corporate Bonds and Notes	—	33,539,481	—	33,539,481
Corporate Loan	—	277,741	—	277,741
Event-Linked Bonds	—	16,762,971	—	16,762,971
Investment Companies	7,618,036	5,732,949	—	13,350,985
Short-Term Notes	—	40,733,018	—	40,733,018

Total Investments, at Value	13,428,519	97,650,635	—	111,079,154

21	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Swaps, at value	$—	$3,900,580	$—	$3,900,580
Centrally cleared swaps, at value	—	533,091	—	533,091
Futures contracts	639,807	—	—	639,807
Foreign currency exchange contracts	—	1,392,643	—	1,392,643

Total Assets	$14,068,326	$103,476,949	$—	$117,545,275

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(3,158,673)	$—	$(3,158,673)
Centrally cleared swaps, at value	—	(300,523)	—	(300,523)
Futures contracts	(1,181,451)	—	—	(1,181,451)
Foreign currency exchange contracts	—	(1,357,648)	—	(1,357,648)

Total Liabilities	$(1,181,451)	$(4,816,844)	$—	$(5,998,295)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

22	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

23	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended August 29, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $53,304,793 and $76,968,850, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments

24	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

(variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended August 29, 2014, the Fund had an ending monthly average market value of $22,455,216 and $34,863,908 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-

25	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If

26	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the period ended August 29, 2014, the Fund had ending monthly average notional amounts of $28,545,000 and $25,690,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended August 29, 2014, the Fund had ending monthly average notional amounts of $15,154,758 and $15,289,503 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

27	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended August 29, 2014, the Fund had ending monthly average notional amounts of $65,157,788 and $28,249,760 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized

28	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended August 29, 2014, the Fund had ending monthly average notional amounts of $52,125 and $12,676 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically

29	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of August 29, 2014, the Fund has required certain counterparties to post collateral of $1,523,327.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any

30	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of August 29, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 29, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

31	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Federal Taxes (Continued)

Federal tax cost of securities	$110,729,046
Federal tax cost of other investments	(11,977,004)

Total federal tax cost	$98,752,042

Gross unrealized appreciation	$5,813,845
Gross unrealized depreciation	(4,492,498)

Net unrealized appreciation	$1,321,347

32	OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/29/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/9/2014